UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 27, 2006




                            FirstFed Financial Corp.
                            ------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                1-9566                   95-4087449
        --------                ------                   ----------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



 401 Wilshire Boulevard, Santa Monica, California           90401-1490
 ------------------------------------------------           ----------
     (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                           Total number of pages is 4

                         Index to Exhibits is on Page 3

ITEM 7.01  Regulation FD Disclosure.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of and for the period ended June 30, 2006 attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date and period of time, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.


ITEM 9.01  Financial Statements and Exhibits.

     (d)    Exhibits

     99.1  Monthly Financial Data as of and for the period ended June 30, 2006
                               (Unconsolidated)



                              S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.


Dated: July 27, 2006                By: /s/ Douglas J. Goddard
                                            ----------------------
                                            Douglas J. Goddard
                                            Chief Financial Officer

                                INDEX TO EXHIBITS




Exhibit                                                                    Page

99.1     Monthly Financial Data as of and
            for the period ended June 30, 2006                                4

                                                   EXHIBIT 99.1

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                                          First Federal Bank of California
                            MONTHLY REPORT OF OPERATIONS Unconsolidated Financial Highlights
                                                    Unaudited
                                             (Dollars in thousands)

                                  As of, for      As of, for      As of, for      As of, for the     As of, for the
                                  the month       the month       the month       6 months           6 months
                                  ended           ended           ended           ended              ended
                                  June 30,        May 31,         June 30,        June 30,           June 30,
                                  2006            2006            2005            2006               2005
                                  ----            ----            ----            ----               ----

Cash and investment          $    391,568    $    377,413    $    245,008    $    391,568       $    245,008
securities
Total assets                 $ 10,254,669    $ 10,391,317    $  9,278,669    $ 10,254,669       $  9,278,669

LOANS:
Total mortgage-backed        $     64,791    $     65,906    $     85,351    $     64,791       $     85,351
securities
Total loans, net             $  9,463,861    $  9,619,601    $  8,689,738    $  9,463,861       $  8,689,738

Loans originated/purchased:
  Single family loans        $    152,979    $    183,666    $    336,661    $  1,158,306       $  2,277,745
  Multi-family loans               22,052          37,284          45,046         137,561            285,672
  Commercial real estate loans      1,029           2,688           5,972          11,057             28,822
  Other                             1,522             828           5,921          17,303             25,553
                                ----------      ---------       ---------       ----------         ----------
                             $    177,582    $    224,466    $    393,600    $  1,324,227       $  2,617,792
                                ==========      =========       =========       ==========         ==========

Percentage of ARMs                    100%            100%            100%            100%               100%
originated:

Loan repayments:
  Single family loans        $    190,864    $    211,100    $    130,431    $  1,103,520       $    559,239
  Multi-family and commercial
   real estate loans               27,336          34,441          60,958         179,892            195,716
  Other                             2,447           3,379           3,457          26,040             25,800
                                ----------      ---------       ---------       ----------         ----------
                             $    220,647    $    248,920    $    194,846    $  1,309,452       $    780,755
                                ==========      =========       =========       ==========         ==========

Loans sold                   $     78,129    $     86,723    $         --    $    185,263       $         --


Percentage of portfolio in
   adjustable rate loans            96.68%          96.51%          94.77%          96.68%             94.77%
Non-performing assets
   to total assets ratio             0.07%           0.11%           0.07%           0.07%              0.07%

BORROWINGS:
Federal Home Loan Bank
   Advances                  $  2,909,000    $  3,203,000    $  3,426,913    $  2,909,000       $  3,426,913
Reverse repurchase
   agreements                $  1,000,000    $  1,021,000    $  1,230,978    $  1,000,000       $  1,230,978


DEPOSITS:
Retail deposits              $  2,692,499    $  2,660,598    $  2,489,958    $  2,692,499       $  2,489,958
Wholesale deposits              2,841,630       2,683,830       1,518,508       2,841,630          1,518,508
                                ----------      ---------       ---------       ----------         ----------
                             $  5,534,129    $  5,344,428    $  4,008,466    $  5,534,129       $  4,008,466
                                ==========      =========       =========       ==========         ==========

Net increase (decrease)      $    189,701    $    111,394    $     68,575    $  1,149,075       $    223,571

AVERAGE INTEREST RATES (CONSOLIDATED):
-------------------------------------
Yield on loans                       7.39%  (1)      7.20%  (1)      5.35%  (1)      6.87%   (1)        5.09% (1)
Yield on investments                 5.17%  (2)      4.91%  (2)      3.75%  (2)      4.94%   (2)        3.72% (2)
Yield on earning assets              7.26%           7.06%           5.27%           6.75%              5.01%
Cost of deposits                     4.02%           3.89%           2.23%           3.65%              1.98%
Cost of borrowings                   5.07%           4.79%           3.20%           4.60%              2.96%
Cost of money                        4.48%           4.31%           2.75%           4.12%              2.48%
Earnings spread                      2.78%           2.75%           2.52%           2.63%              2.53%
Effective net spread                 3.05%           2.98%           2.65%           2.88%              2.68%

(1) Reflects the reclassification of prepayment fees and late payment charges to interest income from non-interest income.
(2) Reflects the inclusion of the average balance in FHLB stock and the related dividend income.

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